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                                                                    Exhibit 99.2

                     BOSTON PROPERTIES LIMITED PARTNERSHIP

                          CERTIFICATE OF DESIGNATIONS

              ESTABLISHING AND FIXING THE RIGHTS, LIMITATIONS AND
                  PREFERENCES OF A SERIES OF PREFERRED UNITS


     Reference is made to the Second Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Boston Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), of which this Certificate of Designations (this "Certificate") shall become a part. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the main part of the Partnership Agreement. Section references are (unless otherwise specified) references to sections in this Certificate.

     WHEREAS, Section 14.1.B(3) of the main part of the Partnership Agreement permits the General Partner, without the consent of the Limited Partners, to amend the Partnership Agreement for the purpose of setting forth and reflecting in the Partnership Agreement the designations, rights, powers, duties, and preferences of holders of any additional Partnership Interests issued pursuant to Section 4.2.A of the main part of the Partnership Agreement; and

     WHEREAS, the General Partner desires by this Certificate to so amend the Partnership Agreement as of this 30th day of June, 1998.

     NOW, THEREFORE, the General Partner has set forth in this Certificate the following description of the preferences and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of conversion and redemption of a class and series of Partnership Interest to be represented by Partnership Units which shall be referred to as "Series One Preferred Units":

     1. Designation and Number. A series of Preferred Units, designated the "Series One Preferred Units," is hereby established.

     2. Definitions. For purposes of this Certificate of Designations, the following terms shall have the meanings indicated:

     "Constituent Person" shall have the meaning set forth in paragraph (e) of
Section 6 hereof.

     "Contribution Agreement" means that certain Contribution and Conveyance Agreement dated as of June 30, 1998 by and among the Landis Parties, as named therein, on the one hand, and the Company and the Partnership, on the other hand (as may be amended, modified or supplemented from time to time).
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     "Conversion Price" shall mean the conversion price per Common Unit for which the Series One Preferred Units are convertible, as such Conversion Price may be adjusted pursuant to Section 6 hereof. The initial conversion price shall be $38.25 (equivalent to a conversion rate of 0.88889 Common Units for each Series One Preferred Unit).

     "Conversion Date" shall have the meaning set forth in Section 6(b) hereof.

     "Current Market Price" of a REIT Share or of a publicly traded security of any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the Partnership or the General Partner. "Current Market Price" of a Common Unit as of any day means the Current Market Price of a REIT Share multiplied by the Conversion Factor.

     "Default Event" means that there is in existence a material, uncured breach by the Company or the Partnership with respect to its obligations under this Certificate of Designations, under the Contribution Agreement, or under the related Registration Rights and Lock-Up Agreement, and the Company has received written notice of such breach.

     "Distribution Payment Date" shall mean the fifteenth day of February, May, August and November, in each year, commencing on November 16, 1998; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

     "Distribution Periods" shall mean quarterly distribution periods from and after a Distribution Payment Date and to and excluding the next succeeding Distribution Payment Date (other than the initial Distribution Period, which shall commence on July 1, 1998 and end on and exclude November 16, 1998).

     "Fair Market Value" shall mean the average of the daily Current Market Prices per Common Unit during the five (5) consecutive Trading Days selected by the Partnership commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date," when used with respect to any issuance or

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distribution, means the first day on which REIT Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Issue Date" shall mean, with respect to a Series One Preferred Unit, the first date on which such Series One Preferred Unit was issued and sold.

     "Junior Units" shall mean the Common Units and any other class or series of Partnership Units constituting junior units within the meaning set forth in paragraph (c) of Section 8 hereof.

     "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

     "Non-Electing Share" shall have the meaning set forth in paragraph (e) of
Section 6 hereof.

     "Parity Units" shall have the meaning set forth in paragraph (b) of Section 8 hereof.

     "Redemption Date" shall have the meaning set forth in paragraph (b) of
Section 5 hereof.

     "Redemption Notice" shall have the meaning set forth in Section 5(b).

     "Securities" shall have the meaning set forth in paragraph (d)(iii) of
Section 6 hereof.

     "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units or Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series One Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Source Agreements" shall mean (i) the Contribution Agreement, (ii) the Contribution Agreement by and among 206 Associates Limited Partnership, a New Jersey limited partnership, and Carnegie 510 Associates, L.L.C., a Delaware limited liability company, on the one hand, and the Company and the Partnership, on the other hand (as may be amended, modified or supplemented from time to time), (iii) any agreement related thereto or contemplated therein and (iv) any agreement entered into with one or more Landis Parties (as defined therein) or their successors-in-interest contemporaneously therewith or as an amendment or modification (or which has such effect) to any of the foregoing.

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     "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange ("NYSE"), or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on such Nasdaq National Market, in the applicable securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in paragraph (e) of Section 6 hereof.

     "20-Day Value" means, as of any date, the Value as of such date (with such date serving as the "Valuation Date"), except that in determining the 20-Day Value a period of twenty (20) consecutive Trading Days immediately preceding the date on which such 20-Day Value is determined shall be used (rather than a period of ten (10) consecutive Trading Days immediately preceding the Valuation
Date).

     3.   Distributions.

     (a) The holders of Series One Preferred Units shall be entitled to receive, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, distributions payable in cash at the rate per annum of $2.465 per Series One Preferred Unit (the "Annual Distribution Rate") (equal to a distribution rate of 7.25% per annum on the Liquidation Preference per Series One Preferred Unit of $34.00). Such distributions shall, with respect to each Series One Preferred Unit, be cumulative from and including its Issue Date, whether or not in any Distribution Period or Periods there shall be assets of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after the Issue Date of such Series One Preferred Unit. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid, whether or not in any Distribution Period or Periods there shall be assets legally available therefor. Each such distribution shall be payable in arrears to the holders of record of the Series One Preferred Units, as they appear on the records of the Partnership at the close of business on such record dates, not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date") (or, in the case of a Distribution Payment Record Date that coincides with a record date for payment of distributions on Common Units, not more than 60 days preceding the applicable Distribution Payment Date), as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be authorized and declared and paid at any time, without reference to any regular Distribution Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof (or, in the case of a record date that coincides with a record date for payment of distributions on Common Units, not more than 60 days preceding the applicable payment date thereof), as may be fixed by the General Partner.

     (b) The amount of distributions payable for each full Distribution Period for the Series One Preferred Units shall be $0.61625, which is equal to the Annual Distribution Rate

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divided by four. Notwithstanding any other provision hereof, the amount of distributions payable on a Distribution Payment Date with respect to a Series One Preferred Unit which is issued in the middle of the related Distribution Period and therefore was outstanding for less than a full Distribution Period shall be, with respect to that Distribution Period, prorated by multiplying the amount otherwise payable for that Distribution Period by a fraction, the numerator of which equals the number of days such Series One Preferred Unit was outstanding during such Distribution Period and the denominator of which equals the total number of days in such Distribution Period. Holders of Series One Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of cumulative distributions, as herein provided, on the Series One Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series One Preferred Units that may be in arrears. The first Distribution Period with respect to the first Series One Preferred Units issued shall be for the extended period from July 1, 1998 to the first Distribution Payment Date of (and excluding) November 16, 1998, and the distribution payable in respect of such Distribution Period shall equal the annual Distribution Rate of $2.465 multiplied by a fraction, the numerator of which equals the number of days in such Distribution Period and the denominator of which equals 365.

     (c) So long as any Series One Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period nor shall any Parity Units be redeemed, purchased or otherwise acquired for any consideration or any monies to be paid to or made available for a sinking fund for the redemption of any Parity Units, directly or indirectly (except by conversion into or exchange for Parity Units or Junior Units), unless full cumulative distributions have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series One Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on (or date of purchase, redemption or other acquisition of) such class or series of Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon Series One Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series One Preferred Units and such Parity Units.

     (d) So long as any Series One Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units, or options, warrants or rights to subscribe for or purchase Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units for any period, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Units made for purposes of and in compliance with requirements of employee incentive or employee benefit plans of the Partnership or the Company or any of their subsidiaries), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Junior Units) by the Partnership, directly or indirectly

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(except by conversion into or exchange for Junior Units), unless in each case
(i) the full cumulative distributions on all outstanding Series One Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series One Preferred Units and all past distribution periods with respect to such Parity Units and (ii) sufficient funds shall have ben paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series One Preferred Units.

     (e) Without limiting the other provisions hereof, no distributions on Series One Preferred Units (other than liquidating distributions made in accordance with Section 13.2 of the main part of the Partnership Agreement and
Section 4 hereof) shall be paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership or its affiliates or subsidiaries, relating to bona fide indebtedness for borrowed money, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law (and such failure to pay or set apart for payment distributions on the Series One Preferred Units shall prohibit other distributions by the Partnership as described in Sections 3(c) and (d)).

     (f) Notwithstanding the foregoing, distributions on the Series One Preferred Units shall accrue whether or not the terms and provisions set forth in Section 3(e) hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are declared. Accrued but unpaid distributions on the Series One Preferred Units will accumulate as of the Distribution Payment Date on which they first become payable.

     (g) Any distribution made on Series One Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such Units which remains payable. Holders of the Series One Preferred Units shall not be entitled to any distribution (other than in connection with the payment of the liquidation preference in the event of liquidation), whether payable in cash, property or securities, in excess of full cumulative distributions on the Series One Preferred Units as described above.

     4.   Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of Series One Preferred Units shall be entitled to receive Thirty-four Dollars ($34.00) per Series One Preferred Unit (the "Liquidation Preference") plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series One Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of Series One

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Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series One Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series One Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full.

          (b) Subject to the rights of the holders of Units of any series or class or classes of Units ranking on a parity with or senior to the Series One Preferred Units upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of the Series One Preferred Units and Parity Units, as provided in this Section 4, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed.

          (c) After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Sections 4(a) and (b), the holders of Series One Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

          (d) The consolidation or merger of the Partnership with or into any other corporation, partnership or entity or of any other corporation, partnership or entity with or into the Partnership, or an exchange of Units or partnership interests, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership.

     5.   Redemption at the Option of the Partnership.

          (a) On and after June 30, 2003, the Partnership, at its option, may cause the Series One Preferred Units, in whole or in part, to be redeemed and converted from time to time into Common Units, subject to the provisions described below.

          (b) The Series One Preferred Units may be redeemed, in whole or in part, at the option of the Partnership, from time to time after June 30, 2003, provided, that, (i) the 20-Day Value of a REIT Share on the date of commencement of delivery of a Redemption Notice equals or exceeds $42.08 (appropriately adjusted in the case of any stock split, stock dividend, or reverse stock split or combination with respect to REIT Shares, and appropriately adjusted in the case of any other event applicable to REIT Shares that is analogous to the events described in Section 6(d), in each case applying the principles set forth in Section 6(d) to determine such adjustment as reasonably determined in good faith by the General Partner, such determination to be conclusive) and (ii) a Default Event is not in existence. In order to exercise its redemption option, the Partnership shall deliver a notice (a "Redemption Notice"), containing the information provided in Section 5(e), to each holder of record of Series One Preferred Units. The date on which the Series One Preferred Units to be converted into Common Units shall occur (the "Redemption Date") (which may not be before June 30, 2003) shall be selected by the Partnership, shall be specified in the Redemption Notice and shall be

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not less than fifteen (15) days or more than sixty (60) days after notice is given under Section 9.

          (c) Upon redemption of Series One Preferred Units by the Partnership on the Redemption Date, each Series One Preferred Unit so redeemed shall be converted into a number of Common Units equal to the Liquidation Preference of a Series One Preferred Unit divided by the Conversion Price as of the opening of business on the Redemption Date. A conversion of Series One Preferred Units shall occur automatically after the close of business on the applicable Redemption Date without any action on the part of the holders of Series One Preferred Units, and immediately after the close of business on the Redemption Date the holders of Series One Preferred Units who had all or a portion of their Series One Preferred Units converted shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the Common Units issuable upon such conversion.

     Upon any redemption of Series One Preferred Units, the Partnership shall pay any accumulated and unpaid distributions in cash in arrears for any Distribution Period ending on or prior to the Redemption Date. If the Redemption Date falls after a Distribution Payment Record Date and prior to the corresponding Distribution Payment Date, then each holder of Series One Preferred Units at the close of business on such Distribution Payment Record Date shall be entitled to the distribution payable on such Series One Preferred Units on the corresponding Distribution Payment Date notwithstanding the redemption of such Series One Preferred Units before such Distribution Payment Date. Except as set forth in the prior sentence, (i) no accrued but unaccumulated distribution on the Series One Preferred Units shall be paid on converted Units, including in respect of the Distribution Period in which such conversion occurs and (ii) a Series One Preferred Unitholder shall have no right, with respect to any Series One Preferred Units converted, to receive any distributions paid in respect of such Series One Preferred Units after the Redemption Date. Distributions on Common Units issued upon such redemption and conversion of Series One Preferred Units shall only be paid with respect to record dates occurring after the date on which the conversion of the related Series One Preferred Units occurred.

          (d) If full cumulative distributions on the Series One Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, the Series One Preferred Units may not be redeemed in part and the Partnership may only purchase, redeem or otherwise acquire Series One Preferred Units (if the holder thereof consents thereto) or any Parity Units, in either case in exchange for Junior Units.

          (e) A Redemption Notice shall be provided in the manner provided in
Section 9. Any defect in a Redemption Notice or in the mailing thereof, to any particular holder, shall not affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date of deemed

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delivery provided in Section 9, whether or not the holder receives the notice.
Each such mailed notice shall state, as appropriate: (1) the Redemption Date;
(2) the number of Series One Preferred Units to be redeemed in the aggregate and, if fewer than all the Series One Preferred Units held by such holder are to be redeemed, the number of such Series One Preferred Units to be redeemed from such holder; (3) the number of Common Units to be issued with respect to each Series One Preferred Unit; (4) the then-current Conversion Price; and (5) that distributions on the Series One Preferred Units to be redeemed shall cease to accrue on such Redemption Date except as otherwise provided herein. Notice having been delivered as aforesaid, from and after the Redemption Date (unless the Partnership shall fail to issue the appropriate number of Common Units), (i) except as otherwise provided herein, distributions on the Series One Preferred Units so called for redemption shall cease to accrue, (ii) said Units shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of Series One Preferred Units of the Partnership shall cease (except the rights to receive the Common Units, the accumulated and unpaid distribution in cash under Section 5(c), cash in lieu of fractional Units upon such redemption, and the right to receive, if applicable in accordance with Section 5(c), a distribution in respect of a Distribution Payment Record Date that occurred prior to the Redemption Date and for which the Distribution Payment Date is after the Redemption Date, in each case without interest thereon).

          (f) If fewer than all of the outstanding Series One Preferred Units are to be redeemed, the Series One Preferred Units to be redeemed shall be selected by the Partnership from the outstanding Series One Preferred Units not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Partnership in its sole discretion to be equitable.

          (g) No fractional Common Units shall be issued upon redemption of a Series One Preferred Unit. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the redemption of a Series One Preferred Unit, the Partnership shall pay to the holder of such Series One Preferred Unit an amount in cash (computed to the nearest cent) based upon the Current Market Price of a Common Unit on the Trading Day immediately preceding the Redemption Date. If more than one Series One Preferred Unit shall be redeemed at one time from the same holder, the number of full Common Units issuable upon redemption thereof shall be computed on the basis of the aggregate number of Series One Preferred Units so redeemed.

          (h) The Partnership covenants that any Common Units issued upon redemption of the Series One Preferred Units shall be validly issued, fully paid and non-assessable.

          (i) After the redemption of Series One Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units and Preferred Units held by such person immediately after such conversion.

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     6.   Conversion.

     Holders of Series One Preferred Units shall have the right to convert all or a portion of such units into Common Units, as follows:

     (a) Subject to and upon compliance with the provisions of this Section 6, a holder of Series One Preferred Units shall have the right, at his or her option, at any time to convert such units into the number of fully paid and non-assessable Common Units obtained by dividing the aggregate Liquidation Preference of such Series One Preferred Units by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 6) by delivering an irrevocable Conversion Notice in the form attached hereto as Exhibit A and in the manner provided in Section 9; provided, however, that the right to convert Series One Preferred Units called for redemption pursuant to Section 5 hereof shall terminate at the close of business on the Redemption Date fixed for such redemption, unless the Partnership shall default in issuing the Common Units and making any cash payment required upon such redemption under Section 5 hereof. A conversion of Series One Preferred Units shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of the holders of Series One Preferred Units, and immediately after the close of business on the Conversion Date the holders of Series One Preferred Units who had all or a portion of their Series One Preferred Units converted shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the Common Units issuable upon such conversion.

     (b) Holders of Series One Preferred Units at the close of business on a Distribution Payment Record Date shall be entitled to receive the distribution payable on such Series One Preferred Units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such Distribution Payment Record Date and prior to such Distribution Payment Date. Except as set forth in the prior sentence and in Section 5, (i) no accrued but unaccumulated distribution on the Series One Preferred Units shall be paid on converted Units, including in respect of the Distribution Period in which such conversion occurs and (ii) a Series One Preferred Unitholder shall have no right, with respect to any Series One Preferred Units converted, to receive any distributions paid in respect of such Series One Preferred Units after the Conversion Date. Distributions on Common Units issued upon conversion of Series One Preferred Units shall only be paid with respect to record dates occurring after the date on which the conversion of the related Series One Preferred Units occurred.

     After the conversion of Series One Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units and Preferred Units held by such person immediately after such conversion.

     Each conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "Conversion Date") specified in the Conversion Notice (which

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shall not be earlier than 15 days after mailing of the Conversion Notice to the
Partnership nor later than sixty (60) days after such date) and the Series One Preferred Units so presented for conversion shall be deemed converted into Common Units at the close of business on such date, and such conversion shall be at the Conversion Price in effect on such date (unless such day is not a Business Day, in which event such conversion shall be deemed to have become effective at the close of business on the next succeeding Business Day).

     (c) No fractions of Common Units shall be issued upon conversion of the Series One Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of a Series One Preferred Unit, the Partnership shall pay to the holder of such Series One Preferred Unit an amount in cash based upon the Current Market Price of Common Units on the Trading Day immediately preceding the date of conversion. If more than one Series One Preferred Unit shall be surrendered for conversion at one time by the same holder, the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series One Preferred Units so surrendered.

     (d)  The Conversion Price shall be adjusted from time to time as follows:

          (i) If the Partnership shall after June 30, 1998 (A) make a distribution on its Common Units in Common Units, (B) subdivide its outstanding Common Units into a greater number of units, (C) combine its outstanding Common Units into a smaller number of units or (D) issue any Units by reclassification of its Common Units, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of unitholders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series One Preferred Unit thereafter surrendered for conversion shall be entitled to receive the number of Common Units that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series One Preferred Units been converted immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately upon the opening of business on the day next following the record date (subject to paragraph (h) below) in the case of a distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

          (ii) If the Partnership shall issue after June 30, 1998 rights, options or warrants to all holders of Common Units entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Units at a price per Unit less than the Fair Market Value per Common Unit on the record date for the determination of Unitholders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the record date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date fixed for such determination and (B) the number of Units that the aggregate proceeds to the Partnership from the issuance and exercise of such rights, options or warrants for Common Units would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date fixed for such determination and (B) the number of additional Common Units offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such record date (subject to paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Units to subscribe for or purchase Common Units at less than such Fair Market Value, there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the General Partner, such determination to be conclusive.

          (iii) If the Partnership shall distribute to all holders of its Common Units any Partnership Units (other than Common Units) or evidence of its indebtedness or assets (excluding cash distributions to the extent that after giving effect to such distributions the fair market value of the assets of the Partnership exceed the sum of the liabilities of the Partnership, as determined in good faith by the General Partner, such determination to be conclusive) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Units entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Units, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of Unitholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Unit of the Common Units on the record date mentioned below less the then fair market value (as determined by the General Partner in good faith, such determination to be conclusive) of the portion of the Units or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Unit, and the denominator of which shall be the Fair Market Value per Unit of the Common Units on the record date mentioned below. Such adjustment shall become effective immediately upon the opening of business on the day next following (subject to paragraph (h) below) the record date for the determination of Unitholders entitled to receive such distribution. For the purposes of this subparagraph
(iii), the distribution of a Security, which is distributed not only to the holders of the Common Units on the date fixed for the determination of Unitholders entitled to such distribution of such Security, but also is required to be distributed with each Common Unit delivered to a Person converting a Series One Preferred Unit after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a person converting a Series One Preferred Unit would no longer be entitled to receive such Security with a Common Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the Unitholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

          (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 6 (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Units. Notwithstanding any other provisions of this
Section 6, the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Units pursuant to any employee benefit or compensation plan or other plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan (or the issuance of any Common Units to the Company in respect of a capital contribution by it resulting from an analogous sale of its securities). All calculations under this Section 6 shall be made to the nearest cent with $.005 being rounded upward) or to the nearest one-tenth of a Unit (with .05 of a Unit being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any Unit distributions, subdivision of Units, reclassification or combination of Units, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Partnership to its Unitholders shall not be taxable.

     (e) If the Partnership shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self tender offer for all or substantially all Common Units, sale of all or substantially all of the Partnership's assets or recapitalization of the Common Units and excluding any transaction as to which subparagraph (d)(i) of this Section 6 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Units shall be converted into the right to receive securities or other property (including cash or any combination thereof), each Series One Preferred Unit that is not converted into the right to receive securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of Units or securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Series One Preferred Unit was convertible immediately prior to such Transaction, assuming such holder of Common Units (i) is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Unit of the Partnership held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election by such person shall not have been exercised ("Non-Electing Share"), then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per Unit by a plurality of the Non-Electing Shares). The Partnership shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series One Preferred Units that will contain provisions enabling the holders of the Series One Preferred Units that remain outstanding after such Transaction to convert their Series One Preferred Units into the consideration provided for herein. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

     (f)  If:

          (i) the Partnership shall declare a distribution on the Common Units (excluding cash distributions to the extent that after giving effect to such distributions the fair market value of the assets of the Partnership exceed the sum of the liabilities of the Partnership, as determined in good faith by the General Partner, such determination to be conclusive); or

          (ii) the Partnership shall authorize the granting to the holders of the Common Units of rights or warrants to subscribe for or purchase any Units of any class or any other rights or warrants; or

          (iii) there shall be any reclassification of the Common Units (other than an event to which subparagraph (d) (i) of this Section 6 applies) or any consolidation or merger to which the Partnership is a party and for which approval of any Unitholders of the Partnership is required, or a unit exchange involving the conversion or exchange of Common Units into securities or other property, or a self tender offer by the Partnership for all or substantially all of its outstanding Common Units, or the sale or transfer of all or substantially all of the assets of the Partnership as an entirety and for which approval of any Unitholders of the Partnership is required; or

          (iv) if there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Partnership;

then the Partnership shall cause to be mailed to the holders of the Series One Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Units of record to be entitled to such distribution or granting of rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, unit exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Units of record shall be entitled to exchange their Common Units for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, unit exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

     (g) Whenever the Conversion Price is adjusted as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer's certificate setting forth the Conversion Price after such adjustment as required by the terms hereof and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of each Series One Preferred Unit at such holder's last address as shown on the records of the Partnership.

     (h) In any case in which paragraph (d) of this Section 6 provides that an adjustment shall become effective on the day next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series One Preferred Unit converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fractional Common Unit.

     (i) There shall be no adjustment of the Conversion Price in case of the issuance of any Units in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6. If any action would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 6, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

     (j) If the Partnership shall take any action affecting the Common Units, other than action described in this Section 6, that in the opinion of the General Partner would materially adversely affect the conversion rights of the holders of the Series One Preferred Units, the Conversion Price for the Series One Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the General Partner, in its sole discretion, may determine to be equitable in the circumstances.

     The Partnership further covenants that any Common Units issued upon conversion of the Series One Preferred Units shall be validly issued, fully paid and non-assessable.

     7.   Voting Rights.

     (a) Holders of the Series One Preferred Units will not have any voting rights, except as set forth below or as otherwise from time to time required by law.

     (b) So long as any Series One Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series One Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series One Preferred Units or the holders thereof in their capacity as holders of Series One Preferred Units; but subject, in any event, to the following provisions:

          (i) With respect to the occurrence of any merger, consolidation or other business combination or reorganization, so long as the Series One Preferred Units remain outstanding with the terms thereof materially unchanged or, if the Partnership is not the surviving entity in such transaction, are exchanged for a security of the surviving entity with terms that are materially the same with respect to rights to distributions, voting, redemption and conversion as the Series One Preferred Units (and with the terms of the Common Units or such other securities for which the Series One Preferred Units (or the substitute security therefor) are convertible materially the same with respect to rights to distributions, voting, redemption and conversion (including the right to receive the REIT Shares Amount or a similar amount with respect to a successor of the Company)), the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series One Preferred Units.

          (ii) Any creation or issuance of any Common Units or of any class or series of Preferred Units, in each case ranking junior to the Series One Preferred Units with respect to payment of distributions, redemption rights and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series One Preferred Units.

          (iii) Any creation or issuance of any series of Preferred Units (other than an issuance of additional Series One Preferred Units, as to which a class vote shall be required; provided, that no class vote shall be required for any issuance of Series One Preferred Units in connection with or as contemplated by the Source Agreements), or any increase in the amount of authorized Units of such series, in each case ranking on a parity with the Series One Preferred Units with respect to payment of distributions, voting, redemption or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series One Preferred Units if such issuance is done (x) in connection with an issuance of Partnership Units in exchange for non-cash assets (including, without limitation, (i) securities, partnership interests, membership interests or other interests in an entity and (ii) real estate, personal property and intangibles), or to the Company following the issuance of securities by it for such non-cash assets and the contribution of such non-cash assets to the Partnership or (y) in connection with a bona fide capital raising transaction or to the Company in consideration of a cash contribution to the Partnership following a sale of preferred stock by the Company in a bona fide capital raising transaction.

          (iv) Any creation or issuance of any series of Preferred Units, or any increase in the amount of authorized Units of such series, in each case ranking senior to the Series One Preferred Units with respect to payment of distributions, voting, redemption or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series One Preferred Units if the issuance of such senior Preferred Units is in connection with a bona fide capital raising transaction or to the Company in consideration of a cash contribution to the Partnership following a sale of preferred stock by the Company in a bona fide capital raising transaction.

     (c) The foregoing voting provisions will not apply if, at or prior to the time when the act, with respect to which such vote would otherwise be required, will be effected, all outstanding Series One Preferred Units shall have been converted and/or redeemed.

     8.   Ranking.

     Any class or series of Units of the Partnership shall be deemed to rank:

     (a) Senior to the Series One Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled (expressly in accordance with their terms) to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series One Preferred Units;

     (b) on a parity with the Series One Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Unit thereof be different from those of the Series One Preferred Units, if the holders of such class or series of Unit and the Series One Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Parity Units"); and

     (c) junior to the Series One Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be Common Units or if the holders of Series One Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Units of such class or series ("Junior Units").

     9. Notices. All notices, demand, requests or other communications which may be or are required to be given, served or sent hereunder will be in writing and delivered by certified U.S. mail, return receipt required, with postage prepaid, or by nationally recognized overnight courier service that provides tracking and proof of receipt. Notices shall be deemed delivered upon the earlier of (i) delivery, (ii) refusal of delivery by addressee, (iii) two Business Days after deposit in the U.S. Mails in the case of certified U.S. mail, or (iv) one Business Day after deposit with a nationally recognized overnight courier. Notices to Series One Preferred Unitholders shall be sent to their address of record with the Partnership. Any Series One Preferred Unitholder may change its address of record by written notice as given as aforesaid. Notices delivered to the Partnership shall be addressed to Boston Properties Limited Partnership, Attn.: Chief Financial Officer, 8 Arlington Street, Boston, MA 02116 or to such other address as the Partnership may have notified holders in the manner provided in this Section 9.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Boston Properties, Inc., as General Partner of the Partnership, has caused this Certificate of Designations to become effective, and the Partnership Agreement is hereby amended by giving effect to the terms set forth herein.

                                   BOSTON PROPERTIES, INC.


                                   By: /s/ William J. Wedge
                                       -------------------------------
                                       Name: William J. Wedge
                                       Title: Senior Vice President
                                       Date: June 30, 1998

Exhibit A to the Certificate of Designations for the Series One Preferred Units

                   Notice of Election by Partner to Convert
                 Series One Preferred Units into Common Units

     The undersigned Series One Preferred Unitholder hereby irrevocably (i) elects to convert the number of Series One Preferred Units in Boston Properties Limited Partnership (the "Partnership") set forth below into Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership and the Certificate of Designations relating to the Series One Preferred Units that is a part thereof; and (ii) directs that any cash in lieu of fractional Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series One Preferred Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Series One Preferred Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of Series One Preferred Unitholder:________________________________________
                                   (Please Print: Exact Name as Registered with
                                   Partnership)

Date of this Notice:_________________________

Date the Series One Preferred Units are to be converted:________________/1/

Number of Series One Preferred Units to be Converted:_________________

                                   _____________________________________________
                                   (Signature of Limited Partner: Sign Exact
                                   Name as Registered with Partnership)

                                   _____________________________________________
                                   (Street Address)

                                   _____________________________________________
                                   (City)             (State)         (ZipCode)


                                   Signature Guaranteed by:

                                   _____________________________________________


________________________

/1/       Not earlier than 15 days nor later than 60 days after the date this
Notice is deposited in the U.S. mails (certified mail, postage prepaid, return receipt requested) or deposited with a nationally recognized overnight courier guaranteeing next business day delivery.